Exhibit 24.1

                               ECHO BAY MINES LTD.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors or officers of Echo Bay Mines Ltd. (the "Company" or the "Registrant"), hereby constitutes and appoints Peter H. Cheesbrough, Tom S. Q. Yip and Ronald R. Levine, II and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign the Registration Statement on Form S-3 to be filed by the Company and any and all amendments (including without limitation post-effective amendments and any amendments pursuant to Rule 462 under the Securities Act) to such Registration Statement, and to file the same with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite or necessary and advisable to enable the Registrant to comply with the Securities Act and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or their, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have affixed their signatures hereto.


        SIGNATURE                                           TITLE                                    DATE

 /s/ Robert L. Leclerc                         Chairman, Chief Executive Officer               September 17, 1997
-------------------------------                and Director (Principal Executive
Robert L. Leclerc, Q.C.                        Officer)


 /s/ Peter H. Cheesbrough                      Senior Vice-President, Finance and              September 17, 1997
-------------------------------                Chief Financial Officer (Principal
Peter H. Cheesbrough                           Financial Officer)


 /s/ Tom S. Q. Yip                             Controller (Principal Accounting                September 17, 1997
-------------------------------                Officer)
Tom S. Q. Yip

 /s/ John N. Abell                             Director                                        September 17, 1997
-------------------------------
John N. Abell

 /s/ Latham C. Burns                           Director                                        September 17, 1997
-------------------------------
Latham C. Burns

                                               Director
-------------------------------------
Pierre Choquette

 /s/ John Gilray Christy                       Director                                        September 17, 1997
-------------------------------
John Gilray Christy





        SIGNATURE                                       TITLE                                        DATE

 /s/ Peter Clarke                              Director                                        September 17, 1997
-------------------------------
Peter Clarke

 /s/ John F. McOuat                            Director                                        September 17, 1997
-------------------------------
John F. McOuat

 /s/ Monica E. Sloan                           Director                                        September 17, 1997
-------------------------------
Monica E. Sloan

 /s/ R. Geoffrey P. Styles                     Director                                        September 17, 1997
-------------------------------
R. Geoffrey P. Styles




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